1997 ANNUAL REPORT

IDS
Global
Balanced Fund
(prospectus enclosed)

(icon of)scale of globes

The goal of IDS Global Balanced Fund, a part of IDS Global Series, Inc., is to provide a balance of growth of capital and current income.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)


             AMERICAN EXPRESS Financial Advisors

             Distributed by American Express Financial Advisors Inc.

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(icon of)scale of globes

An international blend

IDS Global Balanced Fund offers a logical first step for investors who want to have some exposure to foreign markets, but also want to avoid the greater volatility of a portfolio consisting of only foreign stocks.

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Contents

(icon of)one open book inside of another

The purpose of this annual report is to tell investors how the Fund performed.

The prospectus, which is bound into the middle of this annual report, describes the Fund in detail.

      1997 annual report

      From the chairman                                                4
      From the portfolio managers                                      4
      The Fund's ten largest holdings                                  6
      Making the most of the Fund                                      7
      The Fund's long-term performance                                 8
      Independent auditors' report                                     9
      Financial statements                                            10
      Notes to financial statements                                   13
      Investments in securities                                       27
      IDS mutual funds                                                35
      Federal income tax information                                  39

      1997 prospectus

      The Fund in brief                                               3p
      Goal                                                            3p
      Investment policies and risks                                   3p
      Manager and distributor                                         3p
      Portfolio managers                                              4p
      Alternative purchase arrangements                               4p

      Sales charge and Fund expenses                                  5p

      Performance                                                     7p
      Financial highlights                                            7p
      Total returns                                                   8p

      Investment policies and risks                                  10p
      Facts about investments and their risks                        10p
      Alternative investment option                                  16p
      Valuing Fund shares                                            17p

      How to purchase, exchange or redeem shares                     18p
      Alternative purchase arrangements                              18p
      How to purchase shares                                         20p
      How to exchange shares                                         23p
      How to redeem shares                                           24p
      Reductions and waivers of the sales charge                     29p

      Special shareholder services                                   34p
      Services                                                       34p
      Quick telephone reference                                      34p

      Distributions and taxes                                        35p
      Dividend and capital gain distributions                        35p
      Reinvestments                                                  36p
      Taxes                                                          36p
      How to determine the correct TIN                               38p

      How the Fund is organized                                      39p
      Shares                                                         39p
      Voting rights                                                  39p
      Shareholder meetings                                           39p
      Board members and officers                                     39p
      Investment manager                                             41p
      Administrator and transfer agent                               41p
      Distributor                                                    42p

      About American Express Financial Corporation                   43p
      General information                                            43p

      Appendices                                                     44p
      Description of corporate bond ratings                          44p
      Descriptions of derivative instruments                         46p


(This annual report is not part of the prospectus.)

 To our shareholders

(Picture of) William R. Pearce
Chairman of the board

(Picture of) Peter Lamaison
Portfolio manager

(Picture of) Ray Goodner
Portfolio manager

      From the chairman

      If you're an experienced investor, you know that the past few years have been unusually strong ones in many financial markets. Perhaps just as important, history shows that bull markets don't last forever. Though they're often unpredictable, declines -- whether they're brief or long-lasting, moderate or substantial -- are always a possibility. We saw evidence of that in late October, when declines in certain Asian markets spawned a sharp drop in several financial markets worldwide, including the U.S.

      That fact reinforces the need for investors to review periodically their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.

/s/ W.R. Pearce
William R. Pearce

      From the portfolio managers

      IDS Global Balanced Fund took advantage of improving conditions in worldwide financial markets this past spring and summer, ultimately posting positive results for the past 12 months. In its initial fiscal period -- Nov. 13, 1996 through October 1997 -- the Fund provided a total return of 8.1% for Class A shares.

      The early months of the period were spent investing incoming assets, a task that was largely completed by February. During the winter, U.S. stocks performed quite well. But the U.S. bond market languished, as did most major foreign stock markets. The mixed environment was reflected by the Fund's slightly negative performance for those months.

      Conditions began improving in the spring, however. The U.S. stock market shook off a March slump and rallied strongly until late summer, with bonds largely following suit. Many foreign stock markets, especially those in Europe and Japan, also took part in the advance, though the Fund's gains were tempered by weak local currencies. The road was rockier from that point, however, and, sparked by currency crises in Southeast Asia, the period concluded with a sharp drop in worldwide markets at the end of October.

      U.S. is largest exposure

      On a country basis, we kept the most money (about one-third of Fund assets) invested in the U.S., the majority of it in stocks. Other, though considerably smaller, areas of investment included Japan, the United Kingdom, France, Germany and Italy. Smaller yet were our investments in emerging markets such as Latin America, but overall robust returns there gave the Fund a nice boost.

      As for the asset mix, most of the money (up to 62%), stayed in stocks, followed by bonds and cash reserves. We reduced the stock allocation somewhat over the final months of the period, as prices, particularly in the U.S., reached especially high levels. On an ongoing basis, though, we expect the stock portion to account for 60% to 65% of assets, with bonds at about 30%.

      Prior to the tremors that hit worldwide markets in late fall, the investment outlook remained relatively bright. But, while the fundamentals haven't really changed in most countries, it may take some time for the financial markets to regain solid footing. We have reduced the Fund's investments in the most vulnerable markets, most notably Southeast Asia and Japan, and plan to be highly selective about adding to securities in all parts of the world.

      /s/ Peter Lamaison
      Peter Lamaison

      /s/ Ray Goodner
      Ray Goodner

Class A
 Nov. 13, 1996* - Oct. 31, 1997

(All figures per share)

Net asset value (NAV)

Oct. 31, 1997         $5.33
Nov. 13, 1996*        $5.00
Increase              $0.33

Distributions
Nov. 13, 1996* - Oct. 31, 1997

From income           $0.07
From capital gains    $  --
Total distributions   $0.07

Total return**        +8.1%***

Class B
 Nov. 13, 1996* - Oct. 31, 1997

(All figures per share)

Net asset value (NAV)

Oct. 31, 1997         $5.31
Nov. 13, 1996*        $5.00
Increase              $0.31

Distributions
Nov. 13, 1996* - Oct. 31, 1997

From income           $0.05
From capital gains    $   --
Total distributions   $0.05

Total return**        +7.3%***

Class Y
 Nov. 13, 1996* - Oct. 31, 1997

(All figures per share)

Net asset value (NAV)

Oct. 31, 1997         $5.33
Nov. 13, 1996*        $5.00
Increase              $0.33

Distributions
Nov. 13, 1996* - Oct. 31, 1997

From income           $0.08
From capital gains    $  --
Total distributions   $0.08

Total return**        +8.2%***

       * Inception date.

      ** The prospectus discusses the effect of sales charges, if any, on the various classes.

      *** The total return is a hypothetical investment in the Fund with all distributions reinvested.

(This annual report is not part of the prospectus.)

 The Fund's ten largest holdings


(icon of)pie chart

The ten holdings listed here make up 13.29% of the Fund's net assets

                                       Percent                        Value
                         (of Fund's net assets)        (as of Oct. 31, 1997)

Republic of Italy (Italy)                2.03%                   $1,012,646
8.50% 2004

Philips Electronics (Netherlands)        1.59                       792,714

Rhone-Poulenc (France)                   1.57                       782,077

U.K. Treasury (United Kingdom)           1.33                       664,042
9.50% 2005

Credito Italiano (Italy)                 1.22                       609,847

AirTouch Communications                  1.21                       602,550
    (United States)

Disney Walt (United States)              1.18                       587,265

Rodamco (Netherlands)                    1.06                       528,675
7.30% 2005

Interpublic Group of Cos                 1.06                       524,875
    (United States)

Rite Aid (United States)                 1.04                       516,563

Excludes U.S. Treasury and government agencies holdings.

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

(This annual report is not part of the prospectus.)

      Making the most of the Fund

      Build your assets systematically

      One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high.

      Using this strategy does not ensure a profit or avoid a loss if the market declines, and requires that you be able to keep on investing on a regular basis, even when the price of your shares falls or the market declines. Investing in this manner can be an effective way to accumulate shares to meet your long-term goals.



How dollar cost averaging works

Month     Amount        Per-share        Number of shares purchased
          invested      market price
Jan       $100          $20              5.00 XXXXX
Feb        100           18              5.56 XXXXXx
March      100           17              5.88 XXXXXx
April      100           15              6.67 XXXXXXx
May        100           16              6.25 XXXXXXx
June       100           18              5.56 XXXXXx
July       100           17              5.88 XXXXXx
Aug        100           19              5.26 XXXXXx
Sept       100           21              4.76 XXXXx
Oct        100           20              5.00 XXXXX

(footnote to table) By investing an equal number of dollars each month....

(arrow in table  pointing to April) you  automatically  buy more shares when the per share market price is low....

(arrow pointing to Sept) and fewer shares when the per share market price is high.

      You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.

      Three ways to benefit from a mutual fund:
     oyour shares increase in value when the Fund's
      investments do well
     oyou receive capital gains when the gains on
      investments sold by the Fund exceed losses oyou receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

      All three make up your total return, and you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

(This annual report is not part of the prospectus.)

 The Fund's long-term performance

How $10,000 has grown in IDS Global Balanced Fund


                                             MSCI World Index

$10,000
 $9,500
                         SB World Government                      $10,280
                                  Bond Index         Global Balanced Fund
                                                                  Class A

11/96  12/96  1/97  2/97  3/97  4/97  5/97  6/97  7/97  8/97  9/97  10/97

 Average annual total return
 (as of Oct. 31, 1997)
                                       Since inception*
       Class A                              +2.69%
       Class B                              +3.31%
       Class Y                              +8.24%

*Inception date was Nov. 13, 1996.
 For purposes of the graph above, start date was Nov. 30, 1996.

      Assumes: oHolding period from 11/13/96 to 10/31/97. oReturns do not reflect taxes payable on distributions. oReinvestment of all income and capital gain distributions for the Fund, with a value of $146. Also see "Performance" in the Fund's current prospectus.

      Morgan Stanley Capital International (MSCI) World Index, an unmanaged market index, compiled from a composite of over 1500 companies listed on the stock exchange of North America, Europe, New Zealand and the Far East, is widely recognized by investors as the measurement index for portfolios of global securities.

      Salomon Brothers World Government Bond Index, an unmanaged market-capitalization weighted benchmark that tracks the performance of the 17 government bond markets around the world. It is widely recognized by investors as a measurement index for portfolios of world government bond securities.

      On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the MSCI World Index and the Salomon Brothers World Government Bond Index. In comparing IDS Global Balanced Fund (Class A) to the two indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5%, while such charges are not reflected in the performance of the indexes.

      Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the applicable sales charge, up to a maximum of 5%. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

(This annual report is not part of the prospectus.)

The financial statements contained in Post-Effective Amendment #28 to Registration statement No. 33-25824 filed on or about Dec. 24, 1997, are incorporated herein by reference.

IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world with countries

IDS Global Growth Fund

Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

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IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

(icon of) cart of precious gems

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) building

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

(This annual report is not part of the prospectus.)

IDS mutual funds

IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) trees

IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Growth & income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made.


IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) gyroscope

IDS Stock Fund

Invests in a Portfolio comprised primarily of common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a Portfolio which seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

(This annual report is not part of the prospectus.)

Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly of long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) two coins

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) Greek column

IDS Selective Fund

Invests in a Portfolio comprised primarily of high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head

Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes. Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

(icon of) shield with star

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

(icon of) shield with tree enclosed

(This annual report is not part of the prospectus.)

IDS mutual funds

Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

(This annual report is not part of the prospectus.)

      Federal income tax information

      IDS Global Balanced Fund

      The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below were reported to you on a Form 1099-DIV, Dividends and Distributions, last January. Shareholders should consult a tax adviser on how to report distributions for state and local purposes.

      IDS Global Balanced Fund
      Fiscal period ended Oct. 31, 1997

      Class A
      Income distribution
      taxable as dividend income, 6.49% qualifying for deduction for corporations.

      Payable date                                          Per share
      Sept. 26, 1997                                         $0.02238
      June 27, 1997                                          $0.02095
      March 27, 1997                                         $0.02317
      Dec. 27, 1996                                          $0.00807
      Total distributions                                    $0.07457

      Class B
      Income distribution
      taxable as dividend income, 6.49% qualifying for deduction for corporations.

      Payable date                                          Per share
      Sept. 26, 1997                                         $0.01349
      June 27, 1997                                          $0.01325
      March 27, 1997                                         $0.01723
      Dec. 27, 1996                                          $0.00595
      Total distributions                                    $0.04992

      Class Y
      Income distribution
      taxable as dividend income, 6.49% qualifying for deduction for corporations.

      Payable date                                          Per share
      Sept. 26, 1997                                         $0.02378
      June 27, 1997                                          $0.02244
      March 27, 1997                                         $0.02456
      Dec. 27, 1996                                          $0.00860
      Total distributions                                    $0.07938

(This annual report is not part of the prospectus.)

Quick telephone reference

American Express            Redemptions and exchanges,       National/Minnesota
Financial Advisors          dividend payments or                   800-437-3133
Telephone Transaction       reinvestments and automatic
Service                     payment arrangements           Mpls./St. Paul area:
                                                                       671-3800



TTY Service                 For the hearing impaired               800-846-4852




American Express            Automated account information          800-862-7919
Financial Advisors          (TouchTone(R) phones only),
Easy Access Line            including current fund prices
                            and performance, account values
                            and recent account transactions

AMERICAN EXPRESS Financial Advisors


IDS Global Balanced Fund
IDS Tower 10
Minneapolis, MN 55440-0010

STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report are
                                         placed in a blue strip
                                         at the top of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described in
    annual report.                       parentheses.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.